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                 FIRST AMENDMENT TO PROPERTY MANAGEMENT AGREEMENT
                           (SANTA ANITA FASHION PARK)

                       ----------------------------------

     THIS FIRST AMENDMENT TO PROPERTY MANAGEMENT AGREEMENT ("Amendment"), is entered into as of this 1st day of July, 1993, by and between ANITA ASSOCIATES, a California limited partnership ("Owner"), and HAHN PROPERTY MANAGEMENT CORPORATION, a California corporation, dba "HPMC" ("Manager").

                                   RECITALS
                                   --------

A. WHEREAS, Manager and Owner executed that certain document entitled Property Management Agreement dated January 1, 1989 ("Agreement"), respecting Manager's retention by Owner to manage, lease and operate that certain regional shopping center commonly known as "Santa Anita Fashion Park" located in Arcadia, California.

B. WHEREAS, Manager and Owner desire to amend the Agreement, subject to the terms, covenants and conditions set forth below.

                                    TERMS
                                    -----

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, Manager and Owner hereby agree as follows:

1. Except to the extent modified or redefined herein, all initial capitalized terms used herein which are used in the Agreement shall have the same respective meaning when used in this Amendment.

2. SECTION 7.2, Page 10, is hereby deleted in its entirety and in lieu thereof insert the following:

     "7.2     LEASING COMMISSION.  A leasing commission shall be earned
and payable on execution of a lease by Owner and a Tenant.

              (i) Commencing on December 1, 1992, and terminating on August 26, 1994, Owner will pay Manager a leasing commission of Three and No/100 Dollars ($3.00) per square foot of leasable space for the following Tenant spaces ("Expansion Spaces") the location of which are depicted on Exhibit A attached hereto and incorporated herein by this reference:

                   1. J1, J3, J5, J7, J9;
                   2. K1, K3, K5, K7, K9;
                   3. M1, M3, M5;
                   4. N1, N3, N5; and
                   5. L1, L3, L5, L7, L9.

              (ii) For all Tenant spaces, other than the Expansion Spaces, commencing on December 1, 1992, and terminating on August 26, 1994, whenever Manager leases space to a new Tenant, the commission ("Full Commission") shall be calculated as follows: three percent (3%) of the total minimum annual rental for the first five (5) years, plus two percent (2%) of the total minimum annual rental for the next five (5) years, plus one percent (1%) of the total minimum annual rental for the remainder of the term, if any. Whenever Manager renegotiates an unexpired or expired lease, or replaces an unexpired lease with a new lease with the same Tenant, whether or not the renegotiated or new lease affects the same space as previously leased with the same Tenant, so that the Tenant becomes obligated to pay Owner more average minimum annual rental for the term of the renegotiated or new lease than the average minimum annual rental over the term of the prior lease or a greater term is achieved, the commission ("Half Commission") shall be calculated as follows: one point five percent (1.5%) of the total minimum annual rental for the first five (5) years; plus one percent (1%) of the total minimum annual rental for the next five (5) years; plus one-half percent (.5%) of the total minimum annual rental for the remainder of the term, if any. Notwithstanding anything to the contrary contained in this SECTION 7.2(ii), in the event the term of the negotiated or new lease commences during the term of a prior lease, Manager shall be entitled to a Full Commission for a new Tenant and to a Half Commission for the same Tenant
(a) on the increase of the total prior minimum annual rent for

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the remaining prior term of the existing lease and (b) on the total minimum annual rental for the remainder of the new term.

               (iii) Commencing on December 1, 1992, and terminating on August 26, 1994, Manager will assign one (1) full time leasing agent ("Agent") which Agent will work exclusively on the leasing for the Project. Owner agrees to reimburse Manager up to One Hundred Thirty Thousand and No/100 Dollars ($130,000.00) per twelve (12) month period for the Agent, which amount will cover the Agent's salary (I.E., including commissions), burden and travel expenses associated with leasing the Project. Manager shall be reimbursed for the foregoing Agent costs on a monthly basis premised on the submittal of monthly statements to Owner. Notwithstanding anything to the contrary, Owner and Manager hereby acknowledge that as of October 1, 1993, there has been no Agent, however, Manager has assigned multiple leasing agents to work on the Project.

               (iv) Commencing on August 27, 1994, whenever Manager leases space to a new Tenant, the commission ("Full Commission") shall be calculated as follows: four percent (4%) of the total minimum annual rental for the first five (5) years, plus three percent (3%) of the total minimum annual rental for the next five (5) years, plus two percent (2%) of the total minimum annual rental for the remainder of the term, if any. Whenever Manager renegotiates an unexpired or expired lease, or replaces an unexpired or expired lease with a new lease with the same Tenant, whether or not the renegotiated or new lease affects the same space as previously leased with the same Tenant, so that the Tenant becomes obligated to pay Owner more average minimum annual rental for the term of the renegotiated or new lease than the average minimum annual rental over the term of the prior lease or a greater term is achieved, the commission ("Half Commission") shall be calculated as follows: two percent (2%) of the total minimum annual rental for the first five (5) years; plus one point five percent (1.5%) of the total minimum annual rental for the next five (5) years; plus one percent (1%) of the total minimum annual rental for the remainder of the term, if any. Notwithstanding anything to the contrary contained in this SECTION 7.2(iv), in the event the term of the negotiated or new lease commences during the term of a prior lease, Manager shall be entitled to a Full Commission for a new Tenant and to a Half Commission for the same Tenant (a) on the increase of the total prior minimum annual rent for the remaining prior term of the existing lease and (b) on the total minimum annual rental for the remainder of the new term.

               (v) Notwithstanding anything to the contrary, Manager shall not be entitled to a commission for a Tenant's exercise of an option to lease or if a Tenant's tenancy is terminated by a purchase of the tenancy by Owner. However, in the event of a purchase of the tenancy by Owner, if Manager participates in the negotiation Manager shall be entitled to an extraordinary service fee to be negotiated by Manager and Owner.

               (vi) Notwithstanding anything to the contrary, in the event Manager shall work with an outside broker, then the above fees are to be increased by twenty-five percent (25%). Said twenty-five percent (25%) is payable to Manager with the balance payable to the outside broker."

3.   EFFECTIVE DATE. This Amendment shall be effective as of December 1, 1992.

4. EFFECTIVENESS OF AMENDMENT. Except as expressly modified herein, all of the provisions of the Agreement continue to be and are in full force and effect. In the event of any conflict between the Agreement and this Amendment, this Amendment shall prevail.

5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of the respective parties hereto.

6. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same document.


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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                       MANAGER

                       HAHN PROPERTY MANAGEMENT CORPORATION,
                       a California corporation

                       By:  /s/ William H.W. Doyle
                          --------------------------------------
                                Name:  William H.W. Doyle
                       Title:   Senior Vice President, Operations


                       By:  /s/ Keith W. Browning
                          --------------------------------------
                                Name:  Keith W. Browning
                       Title:   Senior Vice President, Director of Leasing

                       OWNER

                       ANITA ASSOCIATES,
                       a California limited partnership

                       By:   Hahn-UPI,
                             a California limited partnership,
                             as general partner

                             By:   Ernest W. Hahn, Inc.,
                                   a California corporation,
                                   as general partner

                                   By: /s/ Albert A. Corti
                                      --------------------------
                                           Name: Albert A. Corti
                                   Title:  Executive Vice President
                                           Director of Real Estate


                                   By: /s/ Douglas L. Hageman
                                      --------------------------
                                           Name: Douglas L. Hageman
                                   Title:  Assistant Secretary

                             By:   Santa Anita Realty Enterprises, Inc.,
                                   a Delaware corporation,
                                   as limited partner


                                   By: /s/ Authorized Officer
                                      --------------------------
                                           Name:
                                   Title:

                                   By: /s/ John E. Goodwin
                                      --------------------------
                                           Name: John E. Goodwin
                                   Title:  Assistant Secretary


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